UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2021

Torchlight Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5700 W. Plano Parkway, Suite 3600
Plano, Texas 75093
(Address of principal executive offices)

Telephone – (214) 432-8002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 16, 2021, Torchlight Energy Resources, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with Roth Capital Partners, LLC (the “Agent”) to conduct an “at-the-market” equity offering program pursuant to which the Company may issue and sell, from time to time at its sole discretion, shares of its common stock, par value $0.001 per share (“Common Stock”), having an aggregate offering price of up to $100,000,000 (the “Shares”), through or to the Agent, as the Company’s sales agent.

Subject to the terms and conditions of the Sales Agreement, the Agent will use its commercially reasonable efforts to sell the Shares from time to time, based upon the Company’s instructions. The Company has no obligation to sell any of the Shares, and may, at any time, suspend the sale of the Shares under the Sales Agreement upon proper notice to the other party. The Sales Agreement will terminate upon the issuance and sale of all of the Shares through or to the Agent, unless earlier terminated in accordance with its terms.

The Company has provided the Agent with customary indemnification rights, and the Agent will be entitled to an aggregate fixed commission of 3.0% of the gross proceeds from Shares sold through the Agent under the Sales Agreement.

Sales of the Shares under the Sales Agreement will be made in transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made by means of ordinary brokers’ transactions, including on The Nasdaq Capital Market, at market prices or as otherwise agreed to with the Agent.

The foregoing description of the Sales Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Sales Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or its subsidiaries and affiliates. The Sales Agreement contains representations and warranties by the Company made solely for the benefit of the Agent. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Sales Agreement. Moreover, certain representations and warranties in the Sales Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company and the Agent, rather than establishing matters as facts. Accordingly, the representations and warranties in the Sales Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Sales Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Shares have been registered under the Securities Act pursuant to the Registration Statement on Form S-3 (No. 333-256632) filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 28, 2021, and declared effective on June 14, 2021 (the “Registration Statement”). A base prospectus relating to certain securities of the Company, including the Shares, was included with the Registration Statement. On June 16, 2021, the Company filed a prospectus supplement with the SEC relating to the offering of the Shares pursuant to the Sales Agreement.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such state or jurisdiction.

Item 3.03. Material Modification to Rights of Security Holders

The information set forth in Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As described in further detail under Item 5.07, at the Special Meeting (as defined below), the Company’s stockholders approved an amendment to the Company’s Articles of Incorporation (the “Articles Amendment”) to (i) increase the authorized number of shares of Common Stock from 150,000,000 shares to 1,000,000,000 shares and (ii) increase the authorized number of shares of the Company’s preferred stock, par value $0.001 per share (“Preferred Stock”), from 10,000,000 shares to 200,000,000 shares. On June 14, 2021, the Company filed the Articles Amendment with the Secretary of State of the State of Nevada. The foregoing description of the Articles Amendment set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

As previously disclosed, on December 14, 2020, the Company and its newly formed subsidiaries, 2798832 Ontario Inc. (“Canco”) and 2798831 Ontario Inc., both Ontario corporations, entered into an Arrangement Agreement (the “Agreement”) with Metamaterial Inc., an Ontario corporation headquartered in Nova Scotia, Canada (“Metamaterial”). Under the Agreement, Canco is to acquire all of the outstanding common shares of Metamaterial by way of a statutory plan of arrangement under the Business Corporations Act (Ontario) (the “Arrangement”), on and subject to the terms and conditions of the Agreement. The Arrangement Agreement contemplates that, prior to the effective time of the Arrangement (the “Effective Time”), the Company will declare and issue a dividend (the “Preferred Dividend”), on a one-for-one basis, of shares of its Series A Non-Voting Preferred Stock (“Series A Preferred Stock”) to the holders of Common Stock as of the close of business on the record date for the Preferred Dividend (the “Dividend Record Date”) (subject to adjustment for any reverse split of the Company’s common stock after the Dividend Record Date but before the dividend is paid).

On June 11, 2021, the Company’s board of directors (the “Board”) formally declared the Preferred Dividend and set June 24, 2021 as the Dividend Record Date.

On June 14, 2021, the Company filed the Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Preferred Stock (as modified by a Certificate of Correction filed on June 15, 2021, the “Series A Certificate of Designation”) with the Secretary of State of the State of Nevada, and designated 199,500,000 shares of Preferred Stock as Series A Preferred Stock. Pursuant to the Series A Certificate of Designation, following the Effective Time, the holders of Series A Preferred Stock may become entitled to certain dividends based on the net proceeds from the sale of any assets that are used or held for use in the Company’s oil and gas exploration business (the “O&G Assets”), subject to certain holdbacks. Such asset sales must occur prior to the earlier of (i) December 31, 2021 or (ii) the date which is six months from the closing of the Arrangement (the “Sale Expiration Date”). Following the Sale Expiration Date, subject to certain conditions, the combined company will effect a spin-off of any remaining O&G Assets to the holders of Series A Preferred Stock. A more detailed description of the preferences, rights and limitations of the Series A Preferred Stock is set forth in the Definitive Proxy Statement filed by the Company with the SEC on May 7, 2021 (the “Proxy Statement”). The foregoing description of the Series A Certificate of Designation set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

On June 14, 2021, the Company also filed the Certificate of Designation of Preferences, Rights and Limitations (the “Series B Certificate of Designation”) of Series B Preferred Special Voting Preferred Stock (the “Special Voting Share”) with the Secretary of State of the State of Nevada, and designated one share of Preferred Stock as the Special Voting Share. In connection with the Arrangement, Metamaterial shareholders may elect to receive either shares of Common Stock or shares of the capital stock of Canco (the “Exchangeable Shares”) in exchange for such holder’s Metamaterial common shares. Immediately prior to the Effective Time, the Special Voting Share will be issued to a trustee and, while it is outstanding, will enable holders of Exchangeable Shares to cast votes on matters for which holders of the stockholders of the combined company are entitled to vote, and to receive dividends that are economically equivalent to any dividends declared with respect to the common stock of the combined company. A more detailed description of the preferences, rights and limitations of the Special Voting Share is set forth in the Proxy Statement. The foregoing description of the Series B Certificate of Designation set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of its stockholders on June 11, 2021 (“Special Meeting”) to vote on certain proposals relating to the Arrangement. A total of 102,518,966 shares of Common Stock were present or represented by proxy at the Special Meeting, representing approximately 70.42% of the shares of Common Stock outstanding on May 5, 2021, the record date for the Special Meeting (the “Record Date”). The matters submitted for a vote at the Special Meeting and the related results are set forth below. A more detailed description of the proposals is set forth in the Proxy Statement.

	Votes For	Votes Against	Votes Abstained	Broker Non- Votes
Proposal No. 1 – The issuance of up to approximately 455,000,000 shares of Common Stock, prior to effecting any reverse split of the Common Stock, in connection with the Arrangement.	80,767,473	977,830	147,947	20,625,716

	Votes For	Votes Against	Votes Abstained	Broker Non- Votes
Proposal No. 2 – The adoption of the Articles Amendment.	79,333,693	2,006,339	553,218	20,625,716

	Votes For	Votes Against	Votes Abstained	Broker Non- Votes
Proposal No. 3 – The adoption of Amended and Restated Articles of Incorporation of the Company, in connection with the Arrangement, for the following purposes:

(a) to implement a reverse split of the Common Stock within a range from 1-for-2 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the Board; and

(b) to change the name of the Company to Meta Materials Inc.	99,817,198	2,269,330	432,438	0

	Votes For	Votes Against	Votes Abstained	Broker Non- Votes
Proposal No. 4 – The approval of the postponement or adjournment of the Special Meeting.	100,077,010	2,014,915	427,041	0

	Votes For	Votes Against	Votes Abstained	Broker Non- Votes
Proposal No. 5 – The approval, on a non-binding, advisory basis, of certain compensation that will or may become payable to the Company’s named executive officers that is based on or otherwise relates to the Arrangement.	76,591,765	3,787,559	1,513,926	20,625,716

Based on the foregoing, all of the proposals submitted to a vote at the Special Meeting were approved by the requisite vote of the Company’s stockholders. On June 11, 2021, the Company issued a press release announcing the preliminary results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 8.01 Other Events.

On June 14, 2021, the Company issued a press release regarding the declaration of the Preferred Stock Dividend and the Dividend Record Date. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Forward-Looking Statement

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this current report that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments the Company expects or anticipates will occur in the future, such as stated objectives or goals, refinement of strategy, attempts to secure additional financing, exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this current report on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including risks associated with the Company’s ability to obtain additional capital in the future to fund planned expansion, the demand for oil and natural gas which demand could be materially affected by the economic impacts of COVID-19 and possible increases in supply from Russia and OPEC, the Arrangement, general economic factors, competition in the industry and other factors that could cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Additional risks and uncertainties are described in or implied by the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s 2020 Annual Report on Form 10-K, filed on March 18, 2021 and other reports filed from time to time with the SEC. The Company urges you to consider those risks and uncertainties in evaluating its forward-looking statements. Readers are cautioned to not place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in its expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Description
Exhibit 3.1	Amendment to the Articles of Incorporation of Torchlight Energy Resources, Inc., dated June 14, 2021
Exhibit 3.2	Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Preferred Stock, dated June 14, 2021, as modified by the Certificate of Correction, dated June 15, 2021
Exhibit 3.3	Certificate of Designation of Preferences, Rights and Limitations of Series B Special Voting Preferred Stock, dated June 14, 2021
Exhibit 5.1	Legal Opinion of Ballard Spahr LLP
Exhibit 10.1	Sales Agreement, dated as of June 16, 2021, by and between Torchlight Energy Resources, Inc. and Roth Capital Partners, LLC
Exhibit 23.1	Consent of Ballard Spahr LLP (incorporated in Exhibit 5.1)
Exhibit 99.1	Press Release dated June 11, 2021
Exhibit 99.2	Press Release dated June 14, 2021
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torchlight Energy Resources, Inc.

Date: June 16, 2021	By: /s/ John A. Brda
John A. Brda
President